Exhibit 99.8

FORM OF

IRREVOCABLE VOTING AGREEMENT AND PROXY

THIS VOTING AGREEMENT (the “Agreement”) as of July     , 2008 is made by and among COMBIMATRIX CORPORATION, incorporated and existing under the laws of the State of  Delaware (the “Company”), [                            ]  (the “Shareholder”) and Yorkville Advisors, LLC, a Delaware limited liability company (“Yorkville”) (collectively the Company, the Shareholder and Yorkville shall be referred to as the “Parties”).

RECITALS

WHEREAS, the Shareholder is a shareholder of the Company; and

WHEREAS, the Shareholder desires to enter into this Agreement, in accordance with Section 212 of the of the Delaware General Corporation Law, for the purpose of granting to Yorkville an irrevocable proxy to exercise certain voting rights of shares of stock of the Company at any meeting of the shareholders (whether or not pursuant to Section 4(s) of the Securities Purchase Agreement between the Company and the Buyers listed therein, dated July 3, 2008 (the “Securities Purchase Agreement”)) (the “Shareholders Meeting”) at which the approval of a majority of the votes properly cast in person or by proxy (and not beneficially owned by YA Global Investments, L.P. (“YA Global”)) (or such other approval required by Nasdaq Rule 4350 and related interpretations) is solicited to approve a proposal to approve issuances to YA Global of shares in excess of 19.99%, in the aggregate, of the outstanding shares (outstanding as of the date of the Securities Purchase Agreement) of the Company’s common stock, par value $0.001 per share (“Common Stock”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

SHARES SUBJECT TO AGREEMENT

1.1           Shares Subject to Agreement.  The shares subject to the irrevocable proxy provided in Section 2 hereof are:

(a)   As of the record date for the Shareholders Meeting (the “Record Date”), shares of Common Stock held in the name of the Shareholder; and

(b)   As of the Record Date, shares of Common Stock to which the Shareholder is entitled pursuant to the exercise of warrants and/or options (collectively, the “Shares”).

ARTICLE II

GRANT OF PROXY

2.1           Grant of Proxy.  Upon the execution of this Agreement, the Shareholder agrees to grant to Yorkville or its assigns or designees, an irrevocable proxy to vote the Shares for the sole and limited purpose of voting at the Shareholders Meeting to approve the issuance of shares of  Common Stock in excess of 19.99%, in the aggregate, of the outstanding shares of Common Stock (outstanding as of the date of the Securities Purchase Agreement) in connection with but not limited to (a) the shares of Common Stock  (the “Debenture Shares”) issuable upon conversion of the convertible debentures (the “Convertible Debentures”) issued to YA Global pursuant to the Securities Purchase Agreement (including the conversion of any Interest (as defined in the Convertible Debentures) due and payable in accordance with the terms of the Convertible Debentures) and(b) the shares of Common Stock (the “Warrant Shares”) issuable upon exercise of the warrant issued to YA Global pursuant to the Securities Purchase Agreement and  (c) any other shares of Common Stock required to be issued to YA Global pursuant to the Transaction Documents (as defined in the Securities Purchase Agreement) to YA Global (together with the Debenture Shares and the Warrant Shares, the “Total Transaction Shares”). The proxy herein provided shall be in the same form as Exhibit A to this Agreement.

2.2           Revocation of Prior Proxies.  The Shareholder hereby revokes and cancels any and all proxies in respect of the Shares existing prior to the date of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

Each Shareholder represents and warrants to the other Shareholders, the following:

3.1           Requisite Power and Authority.  The Shareholder has all the necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Shareholder’s part required for the lawful execution and delivery of this Agreement has been taken.  Upon execution and delivery, this Agreement will be valid and binding obligation of Shareholder, enforceable in accordance with its  terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies.

3.2           Ownership of Shares.  There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of the voting shares, other than as contemplated by this Agreement.

3.3           Lock-Up.  The Shareholder represents and warrants that it has entered into a Lock-Up Agreement pursuant to which, until the date that is 30 days after the date that the aggregate outstanding principal amount of the Convertible Debentures is less than $5,000,000, the Shareholder will not, directly or indirectly, without the prior written consent of YA Global, issue, offer, agree or  offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including Common Stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any Common Stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the “Securities”) except (i) in accordance with the volume limitations set forth in Rule 144(e) of the General Rules and Regulations under the Securities Act of 1933, as amended and (ii) as may be necessary to cover payment of federal and state taxes incurred with the grant, exercise or purchase  of any Securities.

ARTICLE IV

TERMINATION OF AGREEMENT

4.1           Termination.  This Agreement shall terminate upon the casting of all of the proxy votes as contemplated by Section 2.1 above.

ARTICLE V

MISCELLANEOUS

5.1           Governing Law/Venue. This Agreement shall be deemed to be made in, governed by, interpreted under and construed in all respects in accordance with the laws of the State of Delaware, irrespective of the place of domicile or residence of either party hereto, and without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction.

5.2           Remedies.  The Shareholder shall have all the remedies available to them for breach of this Agreement by law or in equity.  The Shareholder further agrees that in addition to all other remedies available at law or in equity, the Shareholder will be entitled to specific performance of the obligations of each party to this Agreement and immediate injunctive relief.  The Shareholder also agrees that if an action is brought in equity to enforce a party’s obligations, no Shareholder will assert as a defense that there is an adequate remedy at law.

5.3           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto.

5.4           Entire Agreement.  This Agreement, the Exhibits and Schedules hereto, constitute the full and entire understanding and agreement between the Parties with regard to the subject matter hereof and no Party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

5.5           Amendment and Waiver.  This Agreement may not be amended or modified.

5.6           Notices.  Any notices or other communications required or permitted hereunder shall be deemed sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

If to the Company, to:	CombiMatrix Corporation
6500 Harbour Heights Parkway – Suite 303
Mukilteo, WA 98275
Attention: Dr. Amit Kumar
Scott Burell Mike Vrbanac
Telephone: (425) 493-2000
Facsimile: (425) 493-2010

With a copy to:	Holland & Knight LLP 2300 US Bancorp Tower 111 SW Fifth Avenue Portland, Oregon 97204
Attention: Mark A. von Bergen and David Wang
Telephone: (503) 243-2300
Facsimile: (503) 241-8014

If to Shareholder:	At such address on the Company’s stockholder ledger

If to Yorkville:	Yorkville Advisors, LLC
101 Hudson Street – Suite 3700
Jersey City, NJ 07302
Attention: Mark Angelo
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

With a copy to:	Yorkville Advisors, LLC
101 Hudson Street – Suite 3700
Jersey City, NJ 07302
Attention: David Gonzalez, Esq.
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of  the date so delivered, mailed or telegraphed.

5.7           Attorneys’ Fees.  In the event that any dispute among the Parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement.

5.8           Titles and Subtitles.  The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.9           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  The execution of this Agreement may be transmitted by facsimile signatures.

5.10         Confidentiality.  The Parties agree to keep this Agreement and any related transactions contemplated hereby and thereby confidential, except as may be required by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:
COMBIMATRIX CORPORATION

By:
Name:
Title:

SHAREHOLDER

By:

Date: July     , 2008

YORKVILLE ADVISORS, LLC

By:

Name:  Mark Angelo

Title:    Portfolio Manager

[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A

IRREVOCABLE PROXY

The undersigned shareholder, holder of the Shares (as determined pursuant to that certain Voting Agreement dated July     , 2008) of common stock of CombiMatrix Corporation, incorporated and existing under the laws of the State of Delaware, does hereby irrevocably appoint Yorkville Advisors, LLC as proxy to vote and otherwise represent the Shares for the following matter:

1.             The approval of the issuance of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) in excess of 19.99%, in the aggregate,  of the outstanding shares of Common Stock (outstanding as of July 3, 2008, the date of the Securities Purchase Agreement between the Company and the Buyers listed therein) in connection with but not limited to (a) the shares of Common Stock issuable upon conversion of the convertible debentures issued pursuant to the Securities Purchase Agreement, (b) the shares of Common Stock to be issued upon exercise of the warrant issued to YA Global pursuant to the Securities Purchase Agreement and  (c) any other shares of Common Stock required to be issued to YA Global pursuant to the Transaction Documents (as defined in the Securities Purchase Agreement) .

The proxy holder named herein shall represent the undersigned for the purpose of determining a quorum at any shareholders meeting that he attends.

YORKVILLE ADVISORS, LLC

By:
Name: Mark Angelo
Title: Portfolio Manager

SHAREHOLDER